UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 22, 2017

(Date of earliest event reported)

BLUE WATER PETROLEUM CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-169770 (Commission File Number)	46-2934710 (IRS Employer Identification No.)

6025 S. Quebec, Suite 100, Centennial, CO (Address of principal executive offices)	80111 (Zip Code)

Registrant’s telephone number, including area code:   (303) 222-4467

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On June 8, 2017 the Company filed a Certificate of Change effecting a 1:20 reverse split to which each 20 outstanding shares of the Company’s pre-split common stock was reverse split into 1 post-split shares of common stock. The anticipated effective date of the reverse split will be some time after June 26, 2017.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

20.1       Certificate of Change dated June 8, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE WATER PETROLEUM CORP.

DATE: June 23, 2017	By:	/s/ Thomas Hynes
Thomas Hynes Chief Executive Officer

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